                                                                     EXHIBIT 4.2
                               WEBVAN GROUP, INC.

                               FOURTH AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

        This Fourth Amendment (the "AMENDMENT") to Registration Rights Agreement is made as of July __, 1999 by and among Webvan Group, Inc., a California corporation (the "COMPANY"), the Shareholders (as defined below) and the New Investors listed on Exhibit A hereto (the "NEW INVESTORS").

                                    RECITALS

        A. The Company, the holders of the Company's Series A Preferred Stock, the holders of the Company's Series B Preferred Stock and the holders of the Company's Series C Preferred Stock (the "SHAREHOLDERS") are parties to that certain Registration Rights Agreement dated as of October 29, 1997, as amended as of May 28, 1998, September 30, 1998 and January 21, 1999 (the "RIGHTS AGREEMENT").

        B. The Company proposes to sell up to 14,447,070 shares of its Series D-2 Preferred Stock to the New Investors pursuant to that certain Series D Preferred Stock Purchase Agreement dated the date hereof (the "SERIES D PURCHASE AGREEMENT") which shares are convertible under certain circumstances into shares of the Company's Series D-1 Preferred Stock (the Series D-1 Preferred Stock and the Series D-2 Preferred Stock are collectively referred to herein as the "SERIES D SHARES").

        C. On July 9, 1999, the Company issued to Bechtel Corporation a warrant to purchase up to 600,000 shares of the Company's Series C Preferred Stock (the "WARRANT SHARES").

        D. The Company and the Shareholders desire that the Company sell the shares of Series D-2 Preferred Stock to the New Investors and that the Rights Agreement be amended as set forth herein to provide certain rights to the holders of the Series D Shares and the Warrant Shares.

        E. Pursuant to Section 12 of the Rights Agreement, the Company may not grant further registration rights without the written consent of the Holders of a majority of the then outstanding Registrable Securities (as defined therein), subject to certain limited exceptions.

        F. The Shareholders desire to waive their Right of First Refusal to purchase any Series D Shares pursuant to Section 17 of the Rights Agreement.

        G. Pursuant to Section 23 thereof, the Rights Agreement may be amended and all Rights of First Refusal waived upon the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities (as defined therein) then held by persons entitled to registration rights thereunder.

        H. The Company and Shareholders holding not less than the minimum number of shares required to amend the Rights Agreement hereby consent in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Rights Agreement. The Rights Agreement is hereby amended as follows:

                (a) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shares" shall include the Series D Shares and the Warrant Shares.

                (b) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shareholders" shall include the New Investors.

                (c) The definitions of Initiating Holder and Registrable Securities in Section 1 of the Rights Agreement are amended to provide as follows:

                        "INITIATING HOLDERS" shall mean any Holders who in the aggregate are Holders of fifteen percent (15%) or more of the outstanding Registrable Securities.

                        "REGISTRABLE SECURITIES" shall mean shares of Common Stock (i) issued or issuable pursuant to the conversion of the Shares, and (ii) issued in respect of the Shares or the securities issued pursuant to the conversion of the Shares upon any stock split, stock dividend, recapitalization, substitution, or similar event; provided, however, that Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, or (c) securities which would otherwise be Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period following the Company's initial public offering pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities.

                (d) Section 4 of the Rights Agreement is hereby amended to provide as follows:

The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 5, 6 and 8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except (i) for a transfer to a holder's spouse, ancestors, descendants or a trust for any of their benefit, or (ii) in transactions involving the distribution without consideration of Restricted Securities by a holder to any of its partners or retired partners or to the estate of any of its partners or retired partners or
(iii) to any other affiliate of the holder) by either (i) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted

Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the restrictive legend set forth in
Section 3 above, except that such certificate shall not bear such restrictive legend after the date of the Company's initial public offering under the Securities Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the Act or if such legend is no longer required pursuant to Rule 144(k).

                (e) Section 5(a)(ii)(B) of the Rights Agreement is amended to provide as follows:

                After the Company has effected three (3) such registrations pursua/nt to this Section 5(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities have closed; or

                (f) Section 5(a)(ii)(C) of the Rights Agreement is amended to change the reference therein to "$10,000,000" to "$100,000,000."

                (g) The second paragraph of Section 5(b) of the Rights Agreement is amended to provide as follows:

                        If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to Section 5, or if holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (such officers, directors, and other shareholders being collectively referred to as the "Other Shareholders") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters (the "Underwriter") selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 5, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority: first, among all Holders of Registrable Securities (and pro rata among such holders on the basis of all Registrable Securities then held by such holders) and second, among all Other Shareholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the Underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                (h) Section 8(iv) of the Rights Agreement is amended to change the reference therein to "Section 6(b)" to "Section 5(b)."

                (i) Section 9 of the Rights Agreement is amended to add the following subsections (d) through (g):

                        (d) Use its reasonable efforts to cause the shares being registered pursuant to such registration to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (e) Use its reasonable efforts to register or qualify any shares being registered pursuant to such registration under the state securities or blue sky laws of any such jurisdiction as any Holder may reasonably request, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it would (i) not otherwise be required to qualify but for its obligations under this section (e), (ii) subject itself to taxation or (iii) be required to file a consent to general service of process.

                        (f) Make appropriate members of its management available to participate in any "road show" presentations undertaken by the underwriters in connection with such registration.

                        (g) Use its reasonable efforts to cause the Company's independent public accountants to issue a "comfort letter" in such form as is customarily provided with respect to such registration.

                        (h) Use its reasonable efforts to cause the Company's legal counsel to issue an opinion in such form as is customarily provided with respect to such registration.

                (j) Section 10(a) of the Rights Agreement is amended to provide as follows:

                The Company will indemnify and hold harmless each Holder, each of its officers, directors, managing directors, agents and partners, and each person controlling or managing such Holder or any such partner, if Registrable Securities held by such Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation thereunder relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, managing directors, agents and partners, and each person controlling or managing such Holder or any such partner, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, as such expenses are incurred provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon information furnished in writing to the Company by such Holder or underwriter and stated to be specifically for use therein.

                (k) Section 10(b) of the Rights Agreement is amended to provide as follows:

                Each Holder and Other Shareholder will, if Registrable Securities or other securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, agents, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating of defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished in writing to the Company by such Holder or Other Shareholder and stated to be specifically for use therein. Notwithstanding the foregoing, no Holder shall be required to indemnify the Company or its directors, officers, agents or underwriters if, in the case of settlement of litigation, such settlement is effected without the consent of the Holders of not less than a majority of the then outstanding Registrable Securities. In no event shall the liability of a Holder or Other Shareholder for indemnification under this Section 10 exceed the proceeds received by such Holder or Other Shareholder in the offering of the Registrable Securities.

                (l) Section 10(c) of the Rights Agreement is amended to provide as follows:

                        Each party entitled to indemnification under this
Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent the Indemnifying Party is prejudiced thereby, and provided further, however, that an indemnified party (together with all other indemnified parties) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation or which includes any admission of fault by such Indemnified Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                (m) Section 10(d) of the Rights Agreement is amended to provide as follows:

                If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No indemnified party shall be required to contribute any amount in excess of the proceeds received by such party in connection with such registration statement less any amounts paid pursuant to the indemnification provisions of this Section 10.

                (n) Section 14 of the Rights Agreement is amended to provide as follows:

                        "14. [intentionally omitted]"

                (o) Section 15 of the Rights Agreement is amended to provide as follows:

                        The rights to cause the Company to register
Shareholder's securities granted to Shareholder by the Company under Sections 5, 6 and 8 hereof may be transferred or assigned by Shareholder to a transferee or assignee of any of the Restricted Securities, provided that the

Company is given written notice by Shareholder at the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company and the Company so notifies the Shareholder within ten (10) days of receiving such notice that it deems such transferee or assignee to be a competitor; and provided further that the transferee or assignee of such rights assumes the obligations of a Shareholder under this Agreement.

                (p) Section 16 of the Rights Agreement is amended to provide as follows:

                        Each Shareholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act with respect to the Company's initial public offering, provided that all executive officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements and that the Company shall use all reasonable efforts to cause all holders of five percent (5%) or more of the Company's then outstanding Common Stock to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restriction until the end of said period. Notwithstanding the foregoing, Goldman Sachs and its affiliates may engage in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of Goldman Sachs and its affiliates' business.

                (q) Section 17(a)(i) of the Rights Agreement is amended to add a new section (F) as follows:

                        (F) up to an aggregate of 2,626,742 shares of Series D-1 Preferred Stock or Series D-2 Preferred Stock to such persons as the Company's Board of Directors may approve with the consent of the holders of at least seventy percent (70%) of the then outstanding Series D Shares.

        2. Waiver of Right of First Refusal. By execution of this Amendment, each Shareholder, on behalf of itself and each of the other Shareholders, hereby waives the Right of First Refusal pursuant to Section 17 of the Rights Agreement to purchase any of the Series D Shares.

        3. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

        4. Entire Agreement. The Rights Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Rights Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        5. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to Registration Rights Agreement as of the date set forth above.

                                   "COMPANY"

                                   WEBVAN GROUP, INC.
                                   (formerly Intelligent Systems for
                                   Retail, Inc.)

                                   By:  /s/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, President

                                   Address: 1241 E. Hillsdale Blvd.,
                                   Suite 210
                                   Foster City, CA 94404

                                   "SHAREHOLDERS"

                                   BENCHMARK CAPITAL PARTNERS, L.P.
                                   BENCHMARK FOUNDERS' FUND, L.P.

                                   By:  Benchmark Capital Management Co. LLC
                                      ---------------------------------

                                   By:  /s/ DAVID M. BEIRNE
                                      ---------------------------------
                                      Managing Partner

                                   Address: 2480 Sand Hill Road, Suite 200
                                            Menlo Park, California  94025
                                            Attn:  David M. Beirne

                                   SEQUOIA CAPITAL VII, a California Limited
                                   Partnership
                                   SEQUOIA TECHNOLOGY PARTNERS VII, a
                                   California Limited Partnership
                                   SQP 1997
                                   SEQUOIA 1997 LLC
                                   SEQUOIA INTERNATIONAL PARTNERS

                                   By:  SC VII-A Management, LLC
                                      ---------------------------------
                                   a California Limited Liability Company,
                                   its General Partner

                                   By:  /s/ MICHAEL J. MORITZ
                                      ---------------------------------
                                      Managing Partner

                                   Address: 3000 Sand Hill Road, Bldg. 4,
                                            Suite 280
                                            Menlo Park, California  94025
                                            Attn:  Michael J. Moritz



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   LOUIS H. BORDERS AMENDED AND RESTATED
                                   REVOCABLE TRUST DATED DECEMBER 4, 1987


                                   By:  /s/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, Trustee

                                   Address: 435 Tasso Street, Suite 300
                                            Palo Alto, California  94301
                                            Attn:  Louis H. Borders

                                   ISR GRAT I
                                   ISR GRAT II


                                   By:  /s/ HUME R. STEYER
                                      ---------------------------------
                                      Hume R. Steyer, Trustee

                                   Address: Seward & Kissell
                                            One Battery Park Plaza
                                            New York, NY 10004

                                   STANFORD UNIVERSITY


                                   By:
                                      ---------------------------------
                                   Title:
                                         ------------------------------
                                   Address: 2770 Sand Hill Road
                                            Menlo Park, California  94025
                                            Attn: Carol Gilmer


                                   ------------------------------------
                                   ERIC GREENBERG

                                   Address: 42 Casa Way
                                            San Francisco, California  94123

                                   WS INVESTMENT COMPANY 97B

                                   By:
                                      ---------------------------------
                                      Jeffrey D. Saper, Partner

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304
                                            Attn:  Jim Terranova



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   ------------------------------------
                                   JEFFREY D. SAPER

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304


                                   ------------------------------------
                                   J. ROBERT SUFFOLETTA

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304



                                   SOFTBANK AMERICA INC.

                                   /s/ FRANCIS B. JACOBS II
                                   ------------------------------------
                                      Francis B. Jacobs II, Vice President

                                   Address: Attention: Francis B. Jacobs II
                                            300 Delaware Avenue, Suite 900
                                            Wilmington, Delaware 19801


                                   THE VATTIKUTI FAMILY L.L.C. DATED 09/04/98

                                   ------------------------------------
                                   Raj Vattikuti, Member

                                   Address: 4692 West Wickford
                                            Bloomfield Hills, MI 48302


                                   MARKAS HOLDING B.V.


                                   By:  /s/ M.C. VAN DER SLUYS-PLANTE
                                      ---------------------------------
                                      Title: MANAGING DIRECTOR



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   KNIGHT RIDDER INVESTMENT COMPANY


                                   By:  /s/
                                      ---------------------------------

                                   Title:  SVP CFO
                                         ------------------------------

                                   YAHOO! INC.


                                   By:  /s/ TIMOTHY KOOGLE
                                      ---------------------------------

                                   Title: CEO

                                   ------------------------------------
                                   SHELDON SOLOW



                                   CBS CORPORATION


                                   By:  /s/ FREDRIC A. REYNOLDS
                                      ---------------------------------

                                   Title: EXECUTIVE VICE PRESIDENT, CFO


                                   FLEXTRONICS INTERNATIONAL LTD.


                                   By:  /s/ MUIN MIKING
                                      ---------------------------------

                                   Title: DIRECTOR


                                   AMB PROPERTY, L.P.
                                   By:  AMB Property Corporation, general
                                        partner


                                   By:  /s/ DAVID S. FRIES
                                      ---------------------------------

                                   Title: MANAGING DIRECTOR
                                         ------------------------------

                                   E*TRADE GROUP INC.


                                   By:  /s/
                                      ---------------------------------

                                   Title:ASSISTANT CORPORATE SECRETARY



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   SMALLCAP WORLD FUND, INC.
                                   By:  Capital Research and Management Company


                                   By:  /S/ MICHAEL DOWNER
                                      ---------------------------------

                                   Title: SECRETARY
                                         ------------------------------



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   "NEW INVESTORS"

                                   SOFTBANK CAPITAL PARTNERS LP

                                   By:  SOFTBANK Capital Partners LLC

                                   By:  /s/ RONALD D. FISHER
                                      ---------------------------------

                                   Title:  Manager



                                   SOFTBANK CAPITAL ADVISORS FUND LLC



                                   By:  /s/ RONALD D. FISHER
                                      ---------------------------------

                                   Title:  Manager




                                   GS CAPITAL PARTNERS III, L.P.

                                   By:  GS Advisors III, L.P.
                                      ---------------------------------
                                      Its General Partner

                                   By:  GS Advisors III, L.L.C.
                                      ---------------------------------
                                      Its General Partner



                                   By:  /s/ EVE M. GERRIETS, V.P.
                                      ---------------------------------
                                      Authorized Signatory



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   GOLDMAN, SACHS & CO. VERWALTUNGS GMBH


                                   By:  /s/ JOSEPH GLEBERMAN
                                      ---------------------------------
                                      Managing Director

                                   and

                                   /s/  EVE M. GERRIETS
                                   ------------------------------------
                                   Managing Director or Registered Agent


                                   GS CAPITAL PARTNERS III OFFSHORE, L.P.

                                   By:  GS Advisors III (Cayman), L.P.
                                      ---------------------------------

                                   Its General Partner

                                   By:  GS Advisors III, L.L.C.
                                      ---------------------------------
                                      Its General Partner


                                   By:  /s/  EVE M. GERRIETS, V.P.
                                      ---------------------------------
                                      Authorized Signatory


                                   STONE STREET FUND 1999, L.P.

                                   By:  /s/  EVE M. GERRIETS
                                      ---------------------------------

                                   Title:  V.P.
                                         ------------------------------



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                            THE GOLDMAN SACHS GROUP, INC.


                                            By:  /s/ JOSEPH GLEBERMAN
                                               ---------------------------------
                                            Title:  V.P.
                                                  ------------------------------



                                            SEQUOIA CAPITAL FRANCHISE FUND
                                            SEQUOIA CAPITAL FRANCHISE PARTNERS

                                            By: SCFF Management, LLC
                                                A Delaware Limited Liability
                                                Company
                                                its General Partner


                                            By:  /s/ MICHAEL J. MORITZ
                                               ---------------------------------
                                               Managing Member


                                            BECHTEL CORPORATION


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                            SCHEDULE OF NEW INVESTORS

                                                           NUMBER
                                                             OF           NUMBER
                                                          SERIES D          OF
     NAME AND ADDRESS OF SHAREHOLDER                       SHARES      WARRANT SHARES
     -------------------------------                       ------      --------------
SOFTBANK Capital Partners LP                              6,478,162
SOFTBANK Capital Advisors Fund LLC                           88,688
c/o SOFTBANK America Inc.
Attention: Francis B. Jacobs II
300 Delaware Avenue, Suite 900
Wilmington, Delaware 19801

GS Capital Partners III, L.P.                             2,942,731
Goldman Sachs & Co. Verwaltungs GmbH                        135,851
GS Capital Partners III Offshore, L.P.                      808,993
Stone Street Fund 1999, L.P.                                 52,535
The Goldman Sachs Group, Inc.                             1,313,370
85 Broad Street
New York, NY  10004

Sequoia Capital Franchise Fund                            2,626,740
Sequoia Capital Franchise Partners
3000 Sand Hill Road, Bldg. 4, Suite 280
Menlo Park, California  94025
Attn:  Michael J. Moritz

Bechtel Corporation
50 Beale Street
San Francisco, CA  94105                                                  1,200,000
                                                         ----------       ---------
       TOTAL                                             14,447,070       1,200,000
                                                         ==========       =========

                      INTELLIGENT SYSTEMS FOR RETAIL, INC.

                               THIRD AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


        This Third Amendment (the "AMENDMENT") to Registration Rights Agreement is made as of January 21, 1999 by and among Intelligent Systems for Retail, Inc., a California corporation (the "COMPANY"), the Shareholders (as defined below) and the New Investors listed on Exhibit A hereto (the "NEW INVESTORS").

                                    RECITALS

        A. The Company, the holders of the Company's Series A Preferred Stock and the holders of the Company's Series B Preferred Stock (the "SHAREHOLDERS") are parties to that certain Registration Rights Agreement dated as of October 29, 1997, as amended as of May 28, 1998 and September 30, 1998 (the "RIGHTS AGREEMENT").

        B. The Company proposes to sell up to 10,780,400 shares of its Series C Preferred Stock (the "SERIES C SHARES") to the New Investors pursuant to that certain Series C Preferred Stock Purchase Agreement dated the date hereof (the "SERIES C PURCHASE AGREEMENT").

        C. The Company and the Shareholders desire that the Company sell the Series C Shares to the New Investors and that the Rights Agreement be amended as set forth herein.

        D. Pursuant to Section 12 of the Rights Agreement, the Company may not grant further registration rights without the written consent of the Holders of a majority of the then outstanding Registrable Securities (as defined therein), subject to certain limited exceptions.

        E. The Shareholders desire to waive their Right of First Refusal to purchase any Series C Shares pursuant to Section 17 of the Rights Agreement.

        F. Pursuant to Section 23 thereof, the Rights Agreement may be amended and all Rights of First Refusal waived upon the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities (as defined therein) then held by persons entitled to registration rights thereunder.

        G. The Company and Shareholders holding not less than the minimum number of shares required to amend the Rights Agreement hereby consent in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Rights Agreement. The Rights Agreement is hereby amended as follows:

                (a) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shares" shall include the Series C Shares.

                (b) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shareholders" shall include the New Investors.

                (c) All references in Section 5(a) of the Rights Agreement to "$10,000,000" are hereby changed to "$25,000,000."

                (d) The reference in Section 5(a)(ii)(C) of the Rights Agreement to "$4.60 per share" is hereby changed to "$10.46 per share."

        2. Waiver of Right of First Refusal. By execution of this Amendment, each Shareholder, on behalf of itself and each of the other Shareholders, hereby waives the Right of First Refusal pursuant to Section 17 of the Rights Agreement to purchase any of the Series C Shares.

        3. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

        4. Entire Agreement. The Rights Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Rights Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        5. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.









                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Registration Rights Agreement as of the date set forth above.

                                   "COMPANY"

                                   INTELLIGENT SYSTEMS FOR RETAIL, INC.

                                   By: /s/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, President

                                   Address: 1241 E. Hillsdale Blvd., Suite 210
                                            Foster City, CA 94404

                                   "SHAREHOLDERS"

                                   BENCHMARK CAPITAL PARTNERS, L.P.
                                   BENCHMARK FOUNDERS' FUND, L.P.

                                   By:  Benchmark Capital Management Co. LLC

                                   By: /s/ DAVID M. BEIRNE
                                      ---------------------------------
                                      Managing Partner

                                   Address: 2480 Sand Hill Road, Suite 200
                                            Menlo Park, California  94025
                                            Attn:  David M. Beirne

                                   SEQUOIA CAPITAL VII, a California Limited
                                   Partnership
                                   SEQUOIA TECHNOLOGY PARTNERS VII, a California Limited Partnership
                                   SQP 1997
                                   SEQUOIA 1997 LLC
                                   SEQUOIA INTERNATIONAL PARTNERS

                                   By:  SC VII-A Management, LLC
                                      a California Limited Liability Company,
                                      its General Partner

                                   By: /s/ MICHAEL J. MORTIZ
                                      Managing Partner

                                   Address: 3000 Sand Hill Road, Bldg. 4,
                                            Suite 280
                                            Menlo Park, California  94025
                                            Attn:  Michael J. Moritz



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   LOUIS H. BORDERS AMENDED AND RESTATED
                                   REVOCABLE TRUST DATED DECEMBER 4, 1987

                                   By: /s/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, Trustee

                                   Address: 435 Tasso Street, Suite 300
                                            Palo Alto, California  94301
                                            Attn:  Louis H. Borders


                                   ISR GRAT I
                                   ISR GRAT II

                                   By: /s/ HUME R. STEYER
                                      ---------------------------------
                                      Hume R. Steyer, Trustee

                                   Address: Seward & Kissell
                                            One Battery Park Plaza
                                            New York, NY 10004


                                   STANFORD UNIVERSITY

                                   By:
                                      ---------------------------------

                                   Title:
                                         ------------------------------

                                   Address: 2770 Sand Hill Road
                                            Menlo Park, California  94025
                                            Attn: Carol Gilmer



                                   /s/ ERIC GREENBERG
                                   ------------------------------------
                                   ERIC GREENBERG

                                   Address: 42 Casa Way
                                            San Francisco, California 94123



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   WS INVESTMENT COMPANY 97B


                                   By: /s/ JEFFREY D. SAPER
                                      ---------------------------------
                                      Jeffrey D. Saper, Partner

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304
                                            Attn:  Jim Terranova


                                   /S/ JEFFREY D. SAPER
                                   ------------------------------------
                                   JEFFREY D. SAPER

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304


                                   /s/ J. ROBERT SUFFOLETTA
                                   ------------------------------------
                                   J. ROBERT SUFFOLETTA

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304


                                   SOFTBANK AMERICA INC.


                                   By:  /s/ RON FISHER
                                      ---------------------------------
                                          Ron Fisher

                                   Title:  VICE CHAIRMAN

                                   Address: Attention: Ron Fischer, Vice
                                            Chairman
                                            10 Langley Road, Suite 403
                                            Newton Center, MA 02159


                                   THE VATTIKUTI FAMILY L.L.C. DATED 09/04/98


                                   /s/ RAJ VATTIKUTI
                                   ------------------------------------
                                   Raj Vattikuti, Member

                                   Address: 4692 West Wickford
                                            Bloomfield Hills, MI 48302



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   "NEW INVESTORS"


                                   MARKAS HOLDING B.V.
                                   Print Name


                                   /s/ MRS. M.C. VAN DER SLUYS-PLANTE
                                   ------------------------------------
                                   Signature

                                   If New Investor is an entity, please
                                   print name and title of signatory.


                                   By: MRS. M.C. VANDER SLUYS-PLANTE
                                   ------------------------------------
                                   Title: MANAGING DIRECTOR
                                         ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                            "NEW INVESTORS"

                                            CAPITAL RESEARCH AND MANAGEMENT
                                            COMPANY ON BEHALF OF SMALLCAP
                                            WORLD FUND, INC.
                                            ------------------------------------
                                            Print Name


                                            /s/ MICHAEL J. DOWNER
                                            ------------------------------------
                                            Signature


                                            If New Investor is an entity, please
                                            print name and title of signatory.


                                            By: MICHAEL J. DOWNER
                                            ------------------------------------

                                            Title: SECRETARY
                                                  ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   "NEW INVESTORS"


                                   E*TRADE GROUP, INC.
                                   ------------------------------------
                                   Print Name


                                   /S/ LEN PERKIS
                                   ------------------------------------
                                   Signature

                                   If New Investor is an entity, please
                                   print name and title of signatory.


                                   By: LEN PERKIS
                                      ---------------------------------

                                   Title: CFO
                                         ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                            "NEW INVESTORS"


                                            CBS CORPORATION
                                            ------------------------------------
                                            Print Name


                                            ------------------------------------
                                            Signature


                                            If New Investor is an entity, please
                                            print name and title of signatory.


                                            By:  /s/ FREDRIC A. REYNOLDS
                                               ---------------------------------

                                            Title:  EXECUTIVE VICE PRESIDENT,
                                                    CHIEF FINANCIAL OFFICER
                                               ---------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   "NEW INVESTORS"


                                   FLEXRONICS INTERNATIONAL, LTD.
                                   ------------------------------------
                                   Print Name


                                   /s/ MUIN MIKING
                                   ------------------------------------
                                   Signature


                                   If New Investor is an entity, please
                                   print name and title of signatory.

                                   By:   C.F. ALAIN AHKONG
                                      ---------------------------------

                                   Title:   DIRECTOR
                                         ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   "NEW INVESTORS"


                                   AMB PROPERTY, L.P.
                                   ------------------------------------
                                   Print Name


                                   By:  AMB PROPERTY CORPORATION

                                   BY: DAVID S. FRIES
                                   ------------------------------------
                                   Signature


                                   If New Investor is an entity, please
                                   print name and title of signatory.


                                   By:   DAVID S. FRIES
                                      ---------------------------------

                                   Title: MANAGING DIRECTOR, GENERAL
                                          COUNSEL AND SECRETARY
                                      ---------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                            "NEW INVESTORS"


                                            KNIGHT RIDDER INVESTMENT COMPANY
                                            ------------------------------------
                                            Print Name


                                            /s/ ALAN SILVERGLAT
                                            ------------------------------------
                                            Signature


                                            If New Investor is an entity, please
                                            print name and title of signatory.


                                            By: ALAN SILVERGLAT
                                               ---------------------------------

                                            Title: VICE PRESIDENT
                                                  ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                            "NEW INVESTORS"


                                            YAHOO! INC.
                                            ------------------------------------
                                            Print Name


                                            ------------------------------------
                                            Signature


                                            If New Investor is an entity, please
                                            print name and title of signatory.


                                            By:   /S/ TIMOTHY KOOGLE
                                               ---------------------------------

                                            Title: CHAIRMAN AND CEO
                                                  ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                            "NEW INVESTORS"


                                            SHELDON H. SOLOW
                                            ------------------------------------
                                            Print Name


                                            /s/ SHELDON H. SOLOW
                                            ------------------------------------
                                            Signature


                                            If New Investor is an entity, please
                                            print name and title of signatory.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                            SCHEDULE OF NEW INVESTORS
                           CLOSING - JANUARY 21, 1999

                Name and Address of Shareholder               Number of Shares
       ---------------------------------------------------    -----------------
       Markas Holding B.V.                                          2,152,000
       c/o LVMH Group
       30 Avenue Hoche
       Paris, France  75008

       Knight Ridder Investment Company                             1,147,800
       50 W. San Fernando Street
       San Jose, CA  95113

       Yahoo! Inc.                                                  1,434,700
       3400 Central Expressway
       Santa Clara, CA  95051

       Sheldon Solow                                                1,004,300
       9 West 57th Street
       New York, NY  10019

       CBS Corporation                                                717,400
       51 West 52nd Street, 35th Floor
       New York, NY  10019

       Flextronics International Ltd.                                 717,400
       514 Chai Chee Lane #04-13
       Bedok Industrial Estate
       Singapore  469029

       AMB Property, L.P.                                             717,400
       505 Montgomery, 5th Floor
       San Francisco, CA  94111

       E-Trade Group Inc.                                           1,434,700
       4 Embarcadero Place
       Palo Alto, CA  94303

       Kane & Co.                                                   1,434,700
       c/o The Capital Group                                       ----------
       333 South Hope Street
       Los Angeles, CA  90071

            TOTAL                                                  10,760,400
                                                                   ==========



      [SIGNATURE PAGE TO THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                      INTELLIGENT SYSTEMS FOR RETAIL, INC.

                               SECOND AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


        This Second Amendment (the "AMENDMENT") to Registration Rights Agreement is made as of September 30, 1998 by and among Intelligent Systems for Retail, Inc., a California corporation (the "COMPANY"), the Shareholders (as defined below) and the warrantholders listed on Exhibit A hereto (the "WARRANTHOLDERS").

                                    RECITALS

        A. The Company and the holders of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, the "SHAREHOLDERS") are parties to that certain Registration Rights Agreement dated as of October 29, 1997, as amended as of May 28, 1998 (the "RIGHTS AGREEMENT").

        B. On or about the date hereof, the Company is issuing to the Warrantholders warrants to purchase up to an aggregate of 372,263 shares of the Company's Series B Preferred Stock (the "WARRANTS") in connection with a $17 million secured loan facility.

        C. The Company and the Shareholders desire that the Rights Agreement be amended as set forth herein.

        D. Pursuant to Section 12 of the Rights Agreement, the Company may not grant further registration rights without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities (as defined therein), subject to certain limited exceptions.

        E. Pursuant to Section 23 thereof, the Rights Agreement may be amended upon the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities (as defined therein) then held by persons entitled to registration rights thereunder.

        F. The Company and Shareholders holding not less than the minimum number of shares required to amend the Rights Agreement hereby consent in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Rights Agreement. The Rights Agreement is hereby amended as follows:

                (a) For all purposes of the Rights Agreement (as amended by this Amendment) (except for Section 17 thereof), the term "Shares" shall include the shares of Series B Preferred Stock issuable upon exercise of the Warrants.

                (b) For all purposes of the Rights Agreement (as amended by this Amendment) (except for Section 17 thereof), the term "Shareholders" shall include the Warrantholders.

                (c) Notwithstanding anything to the contrary herein, the Warrantholders are not entitled to any rights pursuant to Section 17 of the Rights Agreement and shall not become a party to Section 17 of the Rights Agreement for any purpose.

                (d) Section 18 of the Rights Agreement is hereby amended to read in full as follows:

                "Termination of Rights. The provisions of this Agreement, other than Section 16 hereof, shall terminate upon the first to occur of (a) the fifth (5th) anniversary of the closing date of the Public Offering; and (b) as to any Holder on the date on which all Shares and shares of Common Stock issued or issuable upon conversion of the Shares held by such Holder may be sold pursuant to Rule 144, provided that such Shares represent less than one percent (1%) of the Company's then outstanding equity securities."

        2. No Right of First Refusal. By execution of this Amendment, each Shareholder, on behalf of itself and each of the other Shareholders, hereby acknowledges that pursuant to Section 17(a)(i)(C) thereof, the right of first refusal contained in Section 17 of the Rights Agreement does not apply to the issuance of the Warrants or the shares of Series B Preferred Stock issuable upon exercise of the Warrants or the shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock.

        3. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

        4. Entire Agreement. The Rights Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Rights Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        5. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Registration Rights Agreement as of the date set forth above.

                                   "COMPANY"

                                   INTELLIGENT SYSTEMS FOR RETAIL, INC.

                                   By: /S/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, President

                                   Address: 1241 E. Hillsdale Blvd., Suite 210
                                            Foster City, CA 94404

                                   "SHAREHOLDERS"

                                   BENCHMARK CAPITAL PARTNERS, L.P.
                                   BENCHMARK FOUNDERS' FUND, L.P.

                                   By:  Benchmark Capital Management Co. LLC

                                   By: /s/ DAVID M. BEIRNE
                                      ---------------------------------
                                      Managing Partner

                                   Address: 2480 Sand Hill Road, Suite 200
                                            Menlo Park, California  94025
                                            Attn:  David M. Beirne

                                   SEQUOIA CAPITAL VII, a California Limited
                                   Partnership
                                   SEQUOIA TECHNOLOGY PARTNERS VII, a California
                                          Limited Partnership
                                   SQP 1997
                                   SEQUOIA 1997 LLC
                                   SEQUOIA INTERNATIONAL PARTNERS

                                   By: SC VII-A Management, LLC
                                       a California Limited Liability Company,
                                       its General Partner

                                   By: /s/ MICHAEL J. MORITZ
                                      ---------------------------------
                                      Managing Partner

                                   Address: 3000 Sand Hill Road, Bldg. 4,
                                            Suite 280
                                            Menlo Park, California  94025
                                            Attn:  Michael J. Moritz



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   LOUIS H. BORDERS AMENDED AND RESTATED
                                   REVOCABLE TRUST DATED DECEMBER 4, 1987

                                   By:  /s/ LOUIS H. BORDERS
                                      ---------------------------------
                                      Louis H. Borders, Trustee

                                   Address: 435 Tasso Street, Suite 300
                                            Palo Alto, California  94301
                                            Attn:  Louis H. Borders


                                   ISR GRAT I

                                   By: /s/ HUME R. STEYER
                                      ---------------------------------

                                   Title:  HUME R. STEYER, TRUSTEE
                                         ------------------------------

                                   Address: Steward & Kissell
                                            One Battery Park Plaza
                                            New York, NY  10004
                                            Attn:  Hume R. Steyer, Esq.


                                   STANFORD UNIVERSITY

                                   By: /s/ CAROL GILMER
                                      ---------------------------------

                                   Title: Gift Administrator, Stanford
                                          Management Co.
                                         ------------------------------

                                   Address: 2770 Sand Hill Road
                                            Menlo Park, California  94025
                                            Attn: Carol Gilmer



                                   /S/ ERIC GREENBERG
                                   ------------------------------------
                                       ERIC GREENBERG
                                   Address: 42 Casa Way
                                            San Francisco, California  94123



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   WS INVESTMENT COMPANY 97B


                                   By: /s/ JEFFREY D. SAPER
                                      ---------------------------------
                                      Jeffrey D. Saper, Partner

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304
                                            Attn:  Jim Terranova


                                   /s/ JEFFREY D. SAPER
                                   ------------------------------------
                                   JEFFREY D. SAPER

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304


                                   /s/ J. ROBERT SUFFOLETTA
                                   ------------------------------------
                                   J. ROBERT SUFFOLETTA

                                   Address: 650 Page Mill Road
                                            Palo Alto, California 94304


                                   SOFTBANK HOLDINGS INC.

                                   By: /S/ RONALD D. FISHER
                                      ---------------------------------
                                      Ronald D. Fisher

                                   Title:  VICE CHAIRMAN
                                         ------------------------------

                                   /s/ RAJ VATTIKUTI
                                   ------------------------------------
                                   RAJ VATTIKUTI



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   "WARRANTHOLDERS"

                                   LIGHTHOUSE CAPITAL PARTNERS II, L.P.

                                   By: LIGHTHOUSE MANAGEMENT PARTNERS II, L.P.,
                                       its general partner

                                   By:    LIGHTHOUSE CAPITAL PARTNERS,
                                   INC., its general partner


                                   By: /s/ RICHARD D. STUBBLEFIELD
                                   ------------------------------------
                                   Name:  Richard D. Stubblefield
                                   Title: Managing Director

                                   Address for Notices:

                                   Lighthouse Capital Partners II, L.P.
                                   100 Drake's Landing Road, Suite 260
                                   Greenbrae, California  94904-3121
                                   Attention:  Contract Administrator
                                   Fax:  (415) 925-3387

                                   VENTURE LENDING & LEASING, INC.


                                   By: /s/ SALVADOR O. GUTIERREZ
                                      ---------------------------------
                                   Name:  Salvador O. Gutierrez
                                   Title: President


                                   VENTURE LENDING & LEASING II, INC.


                                   By: /s/ SALVADOR O. GUTIERREZ
                                      ---------------------------------
                                   Name:  Salvador O. Gutierrez
                                   Title: President

                                          Address for Notices:

                                          Western Technology Investments
                                          2010 North First Street, Suite 310
                                          San Jose, CA  95131
                                          Attention:  Salvador O. Gutierrez
                                          Fax:  (408) 436-8625



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   DOMINION VENTURES, INC.


                                   By: /s/ MICHAEL LEE
                                      ---------------------------------
                                   Name:  Michael Lee
                                   Title: Partner

                                            Address for Notices:

                                            3000 Sand Hill Road
                                            Building 2, Suite 235
                                            Menlo Park, CA  94025
                                            Attention:  Renee C. Baker
                                            Fax:  (650) 854-1957


                                   MMC/GATX PARTNERSHIP NO. 1

                                   By: MEIER MITCHELL & COMPANY, as
                                       General Partner


                                   By:  /s/ JAMES V. MITCHELL
                                      ---------------------------------
                                   Name:  James V. Mitchell
                                   Title: Secretary

                                            Address for Notices:

                                            MMC/GATX Partnership No. 1
                                            c/o GATX Capital Corporation
                                            Four Embarcadero Center, Suite 2200
                                            San Francisco, CA  94111
                                            Attention:  Contract Administration
                                            Fax:  (415) 955-3288



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                   IMPERIAL BANK


                                   By: /s/ JAMES BYRON
                                      ---------------------------------
                                   Name:  James Byron
                                   Title: Assistant Vice President

                                          Address for Notices:

                                          2460 Sand Hill Road, Suite 102
                                          Menlo Park, CA  94025
                                          Attention:  Steve Kattner
                                          Fax:  (650) 233-3020



      [SIGNATURE PAGE TO SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                                 WARRANTHOLDERS


      Name and Address of New Investor                      Number of Shares
      --------------------------------                      ----------------
Lighthouse Capital Partners II, L.P.                                  109,489
100 Drake's Landing Road, Suite 260
Greenbrae, California  94904-3121
Attention:  Contract Administrator


Venture Lending & Leasing, Inc.                                        32,847
Western Technology Investments
2010 North First Street, Suite 310
San Jose, CA  95131
Attention:  Salvador O. Gutierrez


Venture Lending & Leasing II, Inc.                                     76,643
Western Technology Investments
2010 North First Street, Suite 310
San Jose, CA  95131
Attention:  Salvador O. Gutierrez


Dominion Ventures, Inc.                                                65,693
3000 Sand Hill Road
Building 2, Suite 235
Menlo Park, CA  94025
Attention:  Renee C. Baker


MMC/GATX Partnership No. 1                                             65,693
c/o GATX Capital Corporation
Four Embarcadero Center, Suite 2200
San Francisco, CA  94111
Attention:  Contract Administration


Imperial Bank                                                          21,898
2460 Sand Hill Road, Suite 102
Menlo Park, CA  94025
Attention:  Steve Kattner

                                                                     EXHIBIT 4.2

[insert other amendments of registration rights here - they are formatted in Word the document is regright2.doc]

                      INTELLIGENT SYSTEMS FOR RETAIL, INC.

                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


        This Amendment (the "AMENDMENT") to Registration Rights Agreement is made as of May 28, 1998 by and among Intelligent Systems for Retail, Inc., a California corporation (the "COMPANY"), the Shareholders (as defined below) and the New Investors listed on Exhibit A hereto (the "NEW INVESTORS").

                                    RECITALS

        A. The Company and the holders of the Company's Series A Preferred Stock (the "SHAREHOLDERS") are parties to that certain Registration Rights Agreement dated as of October 29, 1997 (the "RIGHTS AGREEMENT").

        B. The Company proposes to sell up to 6,613,160 shares of its Series B Preferred Stock (the "SERIES B SHARES") to the New Investors pursuant to that certain Series B Preferred Stock Purchase Agreement dated the date hereof (the "SERIES B PURCHASE AGREEMENT").

        C. The Company and the Shareholders desire that the Company sell the Series B Shares to the New Investors and that the Rights Agreement be amended as set forth herein.

        D. Pursuant to Section 12 of the Rights Agreement, the Company may not grant further registration rights without the written consent of the Holders of a majority of the then outstanding Registrable Securities (as defined therein), subject to certain limited exceptions.

        E. The Shareholders desire to waive their Right of First Refusal to purchase any Series B Shares pursuant to Section 17 of the Rights Agreement.

        F. Pursuant to Section 23 thereof, the Rights Agreement may be amended and all Rights of First Refusal waived upon the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities (as defined therein) then held by persons entitled to registration rights thereunder.

        G. The Company and Shareholders holding not less than the minimum number of shares required to amend the Rights Agreement hereby consent in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Rights Agreement. The Rights Agreement is hereby amended as follows:

               (a) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shares" shall include the Series B Shares.

               (b) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shareholders" shall include the New Investors.

               (c) Section 17(a)(i) of the Rights Agreement is hereby amended to add subsection (F) as follows:

                      "(F) up to 400,000 shares of the Company's Series B Preferred Stock issued pursuant to transactions approved by the Company's Board of Directors."

               (d) Section 4 of the Rights Agreement is hereby amended to read in full as follows:

                      "4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 5, 6 and 8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except for a transfer to a holder's affiliate, spouse, ancestors, descendants or a trust for any of their benefit, or in transactions involving the distribution without consideration of Restricted Securities by a holder to any of its partners or retired partners or to the estate of any of its partners or retired partners) by either (i) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend after the date of the Company's initial public offering under the Securities Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the Act or if such legend is no longer required pursuant to Rule 144(k)."

        2. Waiver of Right of First Refusal. By execution of this Amendment, each Shareholder, on behalf of itself and each of the other Shareholders, hereby waives the Right of First Refusal pursuant to Section 17 of the Rights Agreement to purchase any of the Series B Shares.

        3. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

        4. Entire Agreement. The Rights Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Rights Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        5. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect.

        6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Rights Agreement as of the date set forth above.

                          "COMPANY"

                          By:  /S/ LOUIS H. BORDERS
                               -------------------------------------------------
                               Louis H. Borders, President

                          Address:  1241 E. Hillsdale Blvd., Suite 210
                                    Forest City, CA 94404

                          "SHAREHOLDERS:

                          BENCHMARK CAPITAL PARTNERS, L.P.
                          BENCHMARK FOUNDERS' FUND, L.P.

                          By:  Benchmark Capital Management Co. LLC

                          By:  /S/ DAVID M. BEIRNE
                               -------------------------------------------------
                                 Managing Partner

                          Address:  2480 Sand Hill Road, Suite 200
                                    Menlo Park, California 94025
                                    Attn:  David M. Beirne


                          SEQUOIA CAPITAL VII, a California Limited Partnership SEQUIOIA TECHNOLOGY PARTNERS VII , a California
                             Limited Partnership
                          SQP 1997
                          SEQUOIA 1997 LLC
                          SEQUOIA INTERNATIONAL PARTNERS

                          By:  SC VII-A Management, LLC,
                                   a California Limited Liability Company,
                                   its General Partner

                          By:  /S/ MICHAEL J. MORITZ
                               -------------------------------------------------
                                 Managing Partner

                          Address: 3000 Sand Hill Road. Bldg. 4, Suite 280 Menlo Park, California 94025
                                    Attn: Michael J. Moritz


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                          LOUIS H. BORDERS AMENDED AND RESTATED REVOCABLE TRUST DATED DECEMBER 4, 1987

                          By: /S/ LOUIS H. BORDERS
                              --------------------------------------------------
                                 Louis H. Borders, Trustee

                          Address:  435 Tasso Street, Suite 300
                                    Palo Alto, California 94301
                                    Attn:  Louis H. Borders


                          ISR GRAT I

                          By:  /S/HUME R. STEYER
                               -----------------------------
                          Title: TRUSTEE
                                 ---------------------------
                          Address:  435 Tasso Street, Suite 300
                                    Palo Alto, California 94301
                                    Attn:  Andrew Martzloff


                          STANFORD UNIVERSITY

                          By: /S/ CAROL GILMER
                             ---------------------------------------------------
                                    GIFT ADMINISTRATOR,
                          Title: STANFORD MANAGEMENT CO.
                                ------------------------------------------------
                          Address:  2770 Sand Hill Road
                                    Menlo Park, California 94025
                                    Attn: Carol Gilmer



                          /S/ ERIC GREENBERG
                          ------------------------------------------------------
                          ERIC GREENBERG

                          Address:  42 Casa Way
                                    San Francisco, California  94123


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                          WS INVESTMENT COMPANY 97B


                          By:  /S/ JEFFREY D. SAPER
                               -----------------------------------------------
                                 Jeffrey D. Saper, Partner

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304
                                    Attn:  Jim Terranova


                          /S/ JEFFREY D. SAPER
                          ----------------------------------------------------
                          JEFFREY D. SAPER

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304

                          /S/ J. ROBERT SUFFOLETTA
                          ----------------------------------------------------
                          J. ROBERT SUFFOLETTA

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                          "NEW INVESTORS"

                          SOFTBANK HOLDINGS INC.

                          By:    /S/ RONALD D. FISHER
                                 -------------------------------
                                 Ronald D. Fisher
                          Title: VICE CHAIRMAN
                                 -------------------------------


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                          /S/ RAJ VATTIKUTI
                          --------------------------------------
                          Raj Vattikuti


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                            SCHEDULE OF NEW INVESTORS

                          FIRST CLOSING - MAY 28, 1998


           Name and Address of New Investor               Number of Shares
           --------------------------------               ----------------
SOFTBANK HOLDINGS INC.                                       2,730,000
Attention:  Ron Fisher, Vice Chairman
10 Langley Road, Suite 403
Newton Center, MA 02159

                                    EXHIBIT A

                            SCHEDULE OF NEW INVESTORS

                         SECOND CLOSING - JUNE 12, 1998


                Name and Address of Purchaser                 Number of Shares
                -----------------------------                 ----------------
    SOFTBANK HOLDINGS, INC.                                     3,356,996
    Attention: Ron Fisher, Vice Chairman
    10 Langley Road, Suite 403
    Newton Center, MA 02159

    RAJ VATTIKUTI                                                 200,000
    32605 W. 12 Mile Road, Suite 250
    Farmington Hills, MI 48334

                                        TOTAL:                  3,556,996

                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "AGREEMENT"), dated as of October 29, 1997, is entered into by and among Intelligent Systems For Retail, Inc., a California corporation (the "COMPANY"), and the purchasers listed on Exhibit A attached hereto (collectively, the "SHAREHOLDERS").

                                 R E C I T A L S

        A. The Shareholders and the Company are parties to a Series A Preferred Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT").

        B. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

        C. The Shareholders and the Company desire that the transactions contemplated by the Purchase Agreement be consummated.

        NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "COMMON STOCK" shall mean the common stock of the Company.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "HOLDER" shall mean any holder, or an assignee under Section 15 hereof, of outstanding Registrable Securities.

               "INITIATING HOLDERS" shall mean any Holders who in the aggregate are Holders of thirty percent (30%) or more of the outstanding Registrable Securities.

               The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

               "REGISTRABLE SECURITIES" shall mean shares of Common Stock (i) issued or issuable pursuant to the conversion of the Shares, and (ii) issued in respect of securities issued pursuant to the conversion of the Shares upon any stock split, stock dividend, recapitalization, substitution, or similar event; provided, however, that Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, or (c) securities which would otherwise be Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period following the Company's initial public offering pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities.

               "REGISTRATION EXPENSES" shall mean all expenses (excluding underwriting discounts and selling commissions) incurred in connection with a registration under Sections 5, 6 and 8 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the reasonable fees and expenses (not to exceed $15,000) of one counsel for the selling Shareholders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

               "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 3 hereof.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all other expenses which are not Registration Expenses.

               "SHARES" shall mean shares of the Company's Series A Preferred Stock.

        2. Restrictions on Transferability. The Restricted Securities held by the Shareholders shall not be transferred except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act or, in the case of Section 16 hereof, to assist in an orderly distribution. Each Shareholder will cause any proposed transferee of Restricted Securities held by that Shareholder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Agreement.

        3. Restrictive Legend. Each certificate representing (i) the Shares, and
(ii) shares of the Company's Common Stock issued upon conversion of the Shares, and (iii) any other securities issued in respect of the Shares, or the Common Stock issued upon conversion of the Shares, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN

                OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

               Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either the opinion referred to in Section 4(i) or the "no-action" letter referred to in Section 4(ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, unless any such transfer legend may be removed pursuant to Rule 144(k), in which case no such opinion or "no-action" letter shall be required, and provided that the Company shall not be obligated to remove any such legends prior to the date of the initial public offering of the Company's Common Stock under the Securities Act.

        4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 5, 6 and 8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except for a transfer to a holder's spouse, ancestors, descendants or a trust for any of their benefit, or in transactions involving the distribution without consideration of Restricted Securities by a holder to any of its partners or retired partners or to the estate of any of its partners or retired partners) by either (i) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend after the date of the Company's initial public offering under the Securities Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the Act or if such legend is no longer required pursuant to Rule 144(k).

        5. Requested Registration.

               (a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to at least that number of Registrable Securities which would result in an aggregate offering of at least $10,000,000, the Company will:

                (i) promptly given written notice of the proposed registration to all other Holders; and

                (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 5:

                    (A) In any particular jurisdiction in which the Company
                would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (B) After the Company has effected two (2) such
                registrations pursuant to this Section 5(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities have closed; or

                    (C) Prior to the first to occur of three (3) years following the date hereof and six (6) months following the closing of the initial offering to the public of the Company's stock pursuant to a firm commitment registered underwriting for the account of the Company at an offering price of at least $4.60 per share (as adjusted) and in which the aggregate gross proceeds received by the Company exceed $10,000,000 (the "PUBLIC OFFERING").

               Subject to the foregoing clauses (A), (B), and (C), the Company shall file with the Commission a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing (but not more than once during any twelve (12) month period) for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders.

               The registration statement filed pursuant to the request of the Initiating Holders, may, subject to the provisions of Section 5(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no right to include any of its securities in any such registration except as provided in Section 5(b) below.

               (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5, and the Company shall include such information in the written notice referred to in Section 5(a)(i) above. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

               If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to Section 5, or if holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (such officers, directors, and other shareholders being collectively referred to as the "OTHER SHAREHOLDERS") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters (the "UNDERWRITER") selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 5, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than thirty percent (30%) of the securities to be included in such offering. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority: first, among all Holders of Registrable Securities (and pro rata among such holders on the basis of all Registrable Securities then held by such holders) and second, among all Other Shareholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the Underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

        6. Company Registration.

               (a) If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                    (i) promptly give to each Holder written notice thereof; and

                    (ii) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within fifteen
                (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for underwriting by the Company. Notwithstanding any other provision of this Section 6, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (a) if such registration is the first registered offering of the Company's securities to the public, the Underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and (b) if such registration is other than the first registered offering of the sale of the Company's securities to the public, the Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the secondary portion of the registration and underwriting to not less than thirty percent (30%) of the securities included in such offering. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting by persons other than the Company shall be allocated to Holders of Registrable Securities and Other Shareholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by the holders of a majority of the Registrable Securities held by the Initiating Holders requesting such registration, the registration statement does not become effective, unless such withdrawal is caused by a material adverse change in the business, operations or prospects of the Company after such request for registration, or unless the Initiating Holders agree to have such registration considered a registration pursuant to Section 5(a)(ii)(B). If the Company is not required to pay any Registration Expenses, then the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and such registration shall not be considered a registration for purposes of Section 5(a)(ii)(B).

        8. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3, and to that end, the Company shall comply with the reporting requirements of the Exchange Act within six (6) months following the effective date of the first registration of any securities of the Company for a registered public offering. After the Company has qualified for the use of Form S-3, Initiating Holders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such holder), subject only to the following limitations:

                    (i) The Company shall not be obligated to cause a
                registration on Form S-3 to become effective prior to one hundred eighty (180) days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period;

                    (ii) The Company shall not be obligated to cause a
                registration on Form S-3 to become effective prior to expiration of one hundred eighty (180) days following the effective date of the most recent registration pursuant to a request by Initiating Holders under this Agreement; provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period;

                    (iii) The Company shall not be required to effect a
                registration pursuant to this Section 8 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000; and

                    (iv) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding ninety (90) days from the effective date thereof. The Company shall give notice to all Holders and all holders of registration rights under any other agreement of the Company granting Form S-3 or similar demand registration rights of the receipt of a request for registration pursuant to this Section 8 and shall provide a reasonable opportunity for all such other holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition. In the event the Underwriter determines that market factors require a limitation on the number of shares to be underwritten, then shares shall be excluded from such registration and underwriting pursuant to the method described in Section 6(b).

        9. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised as to the initiation of such registration and as to the completion thereof. At its expense, the Company will:

               (a) Keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

               (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

               (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 5 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions.

        10. Indemnification.

               (a) The Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder, if Registrable Securities held by such Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation thereunder relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, as such expenses are incurred provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

               (b) Each Holder and Other Shareholder will, if Registrable Securities or other securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, agents, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating of defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein. Notwithstanding the foregoing, no Holder shall be required to indemnify the Company or its directors, officers, agents or underwriters if, in the case of settlement of litigation, such settlement is effected without the consent of the Holders of not less than a majority of the then outstanding Registrable Securities. In no event shall the liability of a Holder or Other Shareholder for indemnification under this Section 10 exceed the proceeds received by such Holder or Other Shareholder in the offering of the Registrable Securities.

               (c) Each party entitled to indemnification under this Section 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent the Indemnifying Party is prejudiced thereby, and provided further, however, that an indemnified party (together with all other indemnified parties) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing provisions of this Section 10, to the extent that any provision contained in the underwriting agreement entered into in connection with the underwritten public offering related to any such claim for indemnification or contribution are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and the Holders under this
Section 10 shall survive the completion of any offering of Registrable Securities pursuant to this Agreement, and otherwise.

        11. Information by Holder. Each Holder and each Other Shareholder holding securities included in any registration shall furnish to the Company such information regarding such Holder or Other Shareholder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        12. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equal to or more favorable than the registration rights granted to Holders hereunder or which would cause a reduction in the amount of Registrable Securities of the Holders that would be registrable in a registration statement contemplated by this Agreement or to require the Company to effect a registration earlier than the date on which Holders can first require a registration under Section 5(a).

        13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

               (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

               (c) So long as a Shareholder owns any Restricted Securities, furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

        14. No-Action Letter or Opinion of Counsel in Lieu of Registration. Notwithstanding anything in this Agreement to the contrary, if at any time after the date of the Company's initial public offering of its securities under the Securities Act the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for registration made under this Agreement in the manner in which such Holder proposes to dispose of the Registrable Securities included in such request, or if in the opinion of counsel for the Company concurred in by counsel for such Holder no registration under the Securities Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for registration under this Agreement; provided, however, with respect to any Holder who may deemed to be an "affiliate," as that term is defined under Rule 144, if, notwithstanding the opinion of such counsel, the Holder is unable to dispose of all of the Registrable Securities included in his request in the manner in which such Holder so proposes without registration, the Registrable Securities included in such request shall be eligible for registration under this Agreement.

        15. Transfer or Assignment of Registration Rights. The rights to cause the Company to register Shareholder's securities granted to Shareholder by the Company under Sections 5, 6 and 8 hereof may be transferred or assigned by Shareholder to a transferee or assignee of any of the Restricted Securities, provided that the Company is given written notice by Shareholder at the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company; and provided further that the transferee or assignee of such rights assumes the obligations of a Shareholder under this Agreement.

        16. "Market Stand-off" Agreement. Each Shareholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act with respect to the Company's initial public offering, provided that all executive officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements and that the Company shall use all reasonable efforts to cause all holders of five percent (5%) or more of the Company's then outstanding Common Stock to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restriction until the end of said period.

        17. Right of First Refusal.

               (a) New Issuances. The Company hereby grants to the Shareholders the right of first refusal (the "RIGHT OF FIRST REFUSAL") to purchase, pro rata, all (or any part) of "NEW SECURITIES" (as defined in this Section 17) that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (X) the sum of the number of shares of Common Stock then owned by such Shareholder and the number of shares of Common Stock issuable upon the conversion of the Shares then owned by such Shareholder, to (Y) the sum of the total number of shares of Common Stock then outstanding and the total number of shares of Common Stock issuable upon the conversion or exercise of the total number of shares or options to purchase shares then outstanding or reserved for issuance. This right of first refusal shall be subject to the following provisions:

                      (i) "NEW SECURITIES" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "NEW SECURITIES" does not include the following:

                           (A) shares of Common Stock issuable upon conversion
of the Shares;

                           (B) securities of the Company issued pursuant to the
bonafide acquisition of a business by the Company by merger, purchase of assets, or other acquisition or reorganization approved by the Board of Directors;

                           (C) securities of the Company issued in connection
with equipment lease financing transactions or bank financing transactions approved by the Board of Directors, including the affirmative vote or consent of each of the directors elected by the holders of the Company's Series A Preferred Stock pursuant to Article III, Section 3 of the Company=s Restated Articles of Incorporation;

                           (D) shares of Common Stock, or options to purchase
shares of Common Stock, issued or granted to officers, directors, employees and consultants of the Company pursuant to stock plans and option plans or other arrangements approved by the Board of Directors, including the affirmative vote or consent of each of the directors elected by the holders of the Company's Series A Preferred Stock pursuant to Article III, Section 3 of the Company=s Restated Articles of Incorporation;

                           (E) shares of Common Stock or Preferred Stock issued
in connection with any stock split, stock dividend, or recapitalization by the Company.

                      (ii) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Shareholder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Shareholder shall have twenty (20) days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                      (iii) In the event that the Shareholders fail to exercise in full the right of first refusal within the twenty (20) day period specified above, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities respecting which the rights of the Shareholders were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New

Securities, without first offering such New Securities to the Shareholders in the manner provided above.

                      (iv) The Right of First Refusal granted under this Section 17 shall expire immediately prior to the Public Offering.

                      (v) This Right of First Refusal is nonassignable except to any transferee to whom registration rights may be transferred pursuant to
Section 15 of this Agreement.

                      (vi) This Right of First Refusal shall terminate as to any Shareholder (or any transferee or assignee of such Shareholder) at such time as such Shareholder ceases to own any Shares or Common Stock issuable upon conversion of the Shares.

        18. Termination of Rights. The provisions of this Agreement shall terminate upon the first to occur of (a) the fifth (5th) anniversary of the closing date of the Public Offering; and (b) as to any Holder on the date on which all Shares and shares of Common Stock issued or issuable upon conversion of the Shares held by such Holder may be sold pursuant to Rule 144, provided that such Shares represent less than one percent (1%) of the Company's then outstanding equity securities.

        19. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

        20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        21. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger or by overnight courier service, addressed (a) if to a Shareholder, at the address set forth on Exhibit A attached hereto, or at such other address as the Shareholder shall have furnished to the other parties hereto in writing, or (b) if to any other holder of any securities, at such address as such holder shall have furnished the other parties hereto in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the other parties hereto in writing.

        22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        23. Amendments. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Shareholders (or their assignees to whom Shareholders have expressly assigned their rights in compliance with Section 15 hereof) who then hold at least seventy percent (70%) of the Registrable Securities then held by persons entitled to registration rights hereunder, provided further, any such amendment, waiver or modification applies by its terms to each applicable Shareholder and each such assignee and, provided further, that a Shareholder or such assignee hereunder may waive any of such Holder's rights or the Company's obligations hereunder without obtaining the consent of any other Shareholder or assignee.

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                          INTELLIGENT SYSTEMS FOR RETAIL, INC.

                          By:  /S/ LOUIS H. BORDERS
                               --------------------------------------
                                  Louis H. Borders, President

                          Address:  1241 E. Hillsdale Blvd., Suite 210
                                    Forest City, CA 94404

                          SHAREHOLDERS

                          BENCHMARK CAPITAL PARTNERS, L.P.
                          BENCHMARK FOUNDERS' FUND, L.P.

                          By:  Benchmark Capital Management Co. LLC

                          By:  /S/ DAVID M. BEIRNE
                               --------------------------------------
                                 Managing Partner

                          Address:  2480 Sand Hill Road, Suite 200
                                    Menlo Park, California 94025
                                    Attn:  David M. Beirne


                          SEQUOIA CAPITAL VII, a California Limited Partnership SEQUIOIA TECHNOLOGY PARTNERS VII , a California
                             Limited Partnership
                          SQP 1997
                          SEQUOIA 1997 LLC
                          SEQUOIA INTERNATIONAL PARTNERS

                          By:  SC VII-A Management, LLC,
                                   a California Limited Liability Company,
                                   its General Partner

                          By:  /S/ MICHAEL J. MORITZ
                               --------------------------------------
                                 Managing Partner

                          Address: 3000 Sand Hill Road. Bldg. 4, Suite 280 Menlo Park, California 94025
                                    Attn: Michael J. Moritz

                          LOUIS H. BORDERS AMENDED AND RESTATED REVOCABLE TRUST DATED DECEMBER 4, 1987

                          By: /S/ LOUIS H. BORDERS
                              ---------------------------------------
                                 Louis H. Borders, Trustee

                          Address:  435 Tasso Street, Suite 300
                                    Palo Alto, California 94301
                                    Attn:  Louis H. Borders


                          SR GRAT I


                          By:  /S/ ANDREW MARTZLOFF
                               -------------------------------
                                 Andrew Martzloff

                          Address:  435 Tasso Street, Suite 300
                                    Palo Alto, California 94301
                                    Attn:  Andrew Martzloff


                          STANFORD UNIVERSITY


                          By: /S/ CAROL GILMER
                              --------------------------------
                                    GIFT ADMINISTRATOR,
                          Title: STANFORD MANAGEMENT CO.
                                ------------------------------
                          Address:  2770 Sand Hill Road
                                    Menlo Park, California 94025
                                    Attn: Carol Gilmer


                          WS INVESTMENT COMPANY 97B


                          By: /S/ JEFFREY D. SAPER
                              ----------------------------------------------
                                 Jeffrey D. Saper, Partner

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304
                                    Attn:  Jim Terranova

                          /S/ JEFFREY D. SAPER
                          -------------------------------------------
                          JEFFREY D. SAPER

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304



                          /S/ ERIC GREENBERG
                          -------------------------------------------
                          ERIC GREENBERG

                          Address:  42 Casa Way
                                    San Francisco, California94123



                          /S/ J. ROBERT SUFFOLETTA
                          -------------------------------------------
                          J. ROBERT SUFFOLETTA

                          Address:  650 Page Mill Road
                                    Palo Alto, California 94304